UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 2, 2008

MIPSOLUTIONS, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-140652	20-4047619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

128 E. Fairview Ave. Spokane, WA	99207
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 484-6385

N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On August 29, 2008 the final terms of an Employment Agreement were accepted by Dr. Rocky Arnold making him the President and CEO effective September 1, 2008. In addition Dr. Arnold’s contract calls for him to be elected to the Board of Directors. The Company will hold a Board of Directors’ meeting in September to ratify the offer and acceptance of the Employment Agreement and to elect Dr. Arnold to the Board. Jeff Lamberson tendered his resignation as President shortly thereafter, which is effective as of August 31, 2008.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

9.01 (c) Exhibits

Copies of Dr. Arnold’s Employment Agreement and Jeff Lamberson’s resignation are included as Exhibits 99.1 and 99.2 respectively with this current report on Form 8-K and are incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIPSolutions, INC.
By:	/s/ Edward A. Hunton
Edward A. Hunton, Director, Treasurer & Corp. Sec.

Date:  September 2, 2008